UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Memorandum of Understanding with Gyeonggi Green Energy

On July 21, 2023, FuelCell Energy, Inc. (the “Company”) and Gyeonggi Green Energy Co., Ltd. (“Gyeonggi Green”) entered into a non-binding memorandum of understanding (the “MOU”), pursuant to which the Company and Gyeonggi Green have outlined certain anticipated terms of their proposed business relationship with respect to Gyeonggi Green’s 58.8 megawatt (“MW”) fuel cell park, which include that the Company initially would be expected to provide several replacement fuel cell modules to Gyeonggi Green  and that the Company and Gyeonggi Green will enter into a long-term service agreement with respect to the long term operations and maintenance services for new replacement fuel cell modules at the fuel cell park.

The information furnished in this Item 7.01 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 8.01.Other Events.

Long-Term Service Agreement with Noeul Green Energy

On July 27, 2023, the Company and Noeul Green Energy Co., Ltd. (“Noeul Green”) entered into a long-term service agreement (the “LTSA”), pursuant to which the Company has agreed to provide long term operations and maintenance services for Noeul Green’s 20 MW fuel cell power plant operated by Noeul Green in Korea (the “Noeul Green Plant”) and to maintain, service and replace the 16 fuel cell modules at the Noeul Green Plant during the term of the LTSA.  The Company’s obligations under the LTSA will commence after POSCO International Co., Ltd. or one of its affiliates replaces the 16 fuel cell modules currently being utilized at the Noeul Green Plant using 16 of the 20 fuel cell modules previously purchased by Korea Fuel Cell Co., Ltd. (“KFC”), a subsidiary of POSCO Energy Co., Ltd. (“POSCO Energy”), from the Company under the December 20, 2021 Settlement Agreement among the Company, POSCO Energy, and KFC. The Company expects that this initial module replacement by POSCO International Co., Ltd.  or one of its affiliates will occur in the fall of 2023.  Once this initial module replacement occurs, the Company’s obligations under the LTSA will begin and the term of the LTSA will continue for 14 years from such time.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or the Company’s future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the services and products to be provided by the Company under the LTSA with Noeul Green; the commencement, and the timing of the commencement, of the Company’s obligations under, and the term of, the LTSA with Noeul Green; the timing of the initial replacement of the 16 modules at the Noeul Green Plant by POSCO International Co., Ltd. or one of its affiliates and the future relationship of the Company with Noeul Green; and the potential future relationship between the Company and Gyeonggi Green and the services and products that may be provided to Gyeonggi Green in the future. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, the risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023, and the risks associated with any failure by POSCO International Co., Ltd. (or one of its affiliates) to timely replace the 16 fuel cell modules at the Noeul Green Plant, the non-binding nature of the MOU with Gyeonggi Green, and the potential failure by the Company and Gyeonggi Green to successfully negotiate and enter into final, binding service and/or purchase agreements in the future. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: July 28, 2023	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer